UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 5, 2017

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36615	26-2222607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 South Sixth Street, Suite 1200, Minneapolis, MN	55402
(Address of principal executive offices)	(Zip Code)

(612) 746-1944

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Results of Operations and Financial Condition.

On May 10, 2017, GWG Holdings, Inc. issued a press release reporting the financial results for its first fiscal quarter ended March 31, 2017.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective May 5, 2017, GWG Holdings adopted an amendment to the GWG Holdings, Inc. 2013 Stock Incentive Plan that: (i) increases the number of shares of common stock reserved for issuance thereunder by 1,000,000, to a total of 3,000,000, (ii) expands the eligible participants to include to consultants and independent contractors of GWG Holdings, and (iii) increases the number of shares of common stock for which the Chief Executive Officer may grant incentives, on a discretionary basis, in any fiscal year by 200,000, to a total of 400,000.

A copy of the 2013 Stock Incentive Plan, as amended, is filed as Exhibit 10.1 to this report. The description of the amendment contained above is qualified in its entirety by the actual text of the amendment.

Item 5.07	Submission of Matters to a Vote of Security Holders.

GWG Holdings held its annual meeting of stockholders on May 5, 2017. At the meeting, stockholders of GWG Holdings took the following actions:

(i)       The stockholders elected seven directors to serve as members of the Board of Directors until the next annual meeting of stockholders. The stockholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of all director nominees:

Nominee	Voted For	Against
Jon R. Sabes	4,791,590	27,902
Steven F. Sabes	4,791,590	27,902
David H. Abramson	4,792,214	27,278
Charles H. Maguire III	4,792,130	27,362
Jeffrey L. McGregor	4,792,314	27,178
Shawn R. Gensch	4,792,214	27,278
Mark E. Schwarzmann	4,792,314	27,178

(ii)        The stockholders approved an amendment to the GWG Holdings, Inc. 2013 Stock Incentive Plan. The holders of 4,658,764 shares voted for this proposal; the holders of 101,106 shares voted against this proposal; and the holders of 59,622 shares abstained.

(iii)       The stockholders ratified the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm of GWG Holdings for the year ending December 31, 2017. The holders of 5,442,282 shares voted for this proposal; the holders of 17,720 shares voted against this proposal; and the holders of 37,670 shares abstained.

2

Item 7.01	Regulation FD Disclosure.

As indicated above, on May 10, 2017, GWG Holdings issued a press release.

The information in Items 2.02 and 7.01 of this Report on Form 8-K is furnished to, but not filed with, the Securities and Exchange Commission solely under Items 2.02 “Results of Operations and Financial Condition” and 7.01 “Regulation FD Disclosure.” A copy of the press release reporting the information included in Items 2.02 and 7.01 is furnished as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	GWG Holdings, Inc. 2013 Stock Incentive Plan, as amended (filed herewith)
99.1	Press release dated May 10, 2017 (filed herewith)

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG Holdings, Inc.

Date: May 10, 2017	By:	/s/ William Acheson
William Acheson
Chief Financial Officer

4

EXHIBIT INDEX

Exhibit No.	Description
10.1	GWG Holdings, Inc. 2013 Stock Incentive Plan, as amended (filed herewith)
99.1	Press release dated May 10, 2017 (filed herewith)

5